                                                                                                                   Exhibit 24

Power of Attorney

We, the undersigned, Directors of Perini Corporation, hereby severally constitute Robert Band and Dennis M. Ryan, and each of them singly, our true and lawful attorneys, with full power to them and to each of them to sign for us, and in our names in the capacities indicated below, any Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission and any and all amendments to said Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said Attorneys to said Annual Report on Form 10-K and to any and all amendments thereto and generally to do all such things in our names and behalf and in our said capacities as will enable Perini Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission.

WITNESS our hands and common seal on the date set forth below.

/s/Peter Arkley                        Director        March 12, 2003
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Peter Arkley                                              Date

/s/Robert Band                         Director        March 12, 2003
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Robert Band                                               Date

/s/Wayne L. Berman                     Director        March 12, 2003
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Wayne L. Berman                                           Date

/s/Frederick Doppelt                   Director        March 12, 2003
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Frederick Doppelt                                         Date

                                       Director
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Asher B. Edelman                                          Date

/s/Robert A. Kennedy                   Director        March 12, 2003
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Robert A. Kennedy                                         Date

/s/Michael R. Klein                    Director        March 12, 2003
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Michael R. Klein                                          Date

/s/Raymond R. Oneglia                  Director        March 12, 2003
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Raymond R. Oneglia                                        Date

/s/Ronald N. Tutor                     Director        March 12, 2003
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Ronald N. Tutor                                           Date